The Variable Annuity Contract
Issued by
Brighthouse Life Insurance Company

Brighthouse Prime Options

Summary Prospectus for New Investors
April 29, 2024
A flexible premium deferred variable annuity contract
This Summary Prospectus summarizes key features of the Brighthouse Prime Options Variable Annuity contract (the “Contract” or “contract”), a flexible premium deferred variable annuity contract issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF228. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
* * * * * * * * * * * *
YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING
FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
* * * * * * * * * * * *
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Special Terms
Account Value. The sum of your interests in the Investment Portfolios and the Fixed Account.
Accumulation Unit. An accounting unit of measure used in calculating the Account Value in the Separate Account before the annuity commencement date.
Accumulation Phase. The period in which earnings accumulate on a tax-deferred basis.
Annuity Date. Under the contract you can receive regular income payments (referred to as Annuity Payments). You can choose the month and year in which those payments begin. We call that date the Annuity Date. Your Annuity Date must be at least 30 days after we issue the contract and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date.
Beneficiary. The person(s) or entity you name to receive any death benefit.
Business Day. A Business Day is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Contract Year. A Contract Year is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.
Fixed Account. The Fixed Account is part of our general account and offers an interest rate that is guaranteed by us. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Benefit Base. The initial Benefit Base is equal to your initial Purchase Payment. We increase the Benefit Base by each additional Purchase Payment. Any withdrawals taken prior to the date you reach the lifetime withdrawal age will reduce the Benefit Base in the same proportion that such withdrawal (including Withdrawal Charges, if any) reduces the Account Value (a “Proportional Adjustment”).
GLWB Death Benefit Base. The GLWB Death Benefit Base is an amount used to determine your death benefit, and is also the amount the GLWB Death Benefit rider charge is applied. As of the Issue Date, the initial GLWB Death Benefit Base is equal to your initial purchase payment. Prior to the death of the contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), the GLWB Death Benefit Base will be increased by the amount of each purchase payment made, and reduced for all withdrawals as described below. The GLWB Death Benefit Base will not increase or decrease after the death of the contract Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), unless the GLWB Death Benefit is continued under the Spousal Continuation provision.
Income Phase. The period that occurs when you or a designated payee begin receiving annuity payments from the Contract.
Investment Portfolios. The means of investing offered to Owners in various underlying fund portfolios.
Purchase Payment. A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments.
Separate Account. We have established Brighthouse Separate Account A to hold the assets that underlie the Contracts.
Total Guaranteed Withdrawal Amount. While the Lifetime Withdrawal Guarantee rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional Purchase Payment received.

Important Information You Should Consider About the Contract
	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money during the first 8 full Contract Years following a
Purchase Payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn, declining to 0% over that time period.
For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
Fee Table and Examples Expenses – Withdrawal Charge
Transaction Charges
In addition to withdrawal charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Investment Portfolios and the Fixed Account.
Transfer Fee. Currently, we allow unlimited transfers among the investment options without charge. However, we reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Expenses – Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table and Examples Expenses – Product Charges Appendix A: Investment Portfolios Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.32%	1.32%
	Investment options (Portfolio Company fees and expenses)[2]	0.53%	4.52%
	Optional benefits available for an additional charge (for a single optional benefit (if elected)	0.25%[3]	1.55%[4]
1 As a percentage of Account Value in the Separate Account. The charge shown also includes the
Account Fee.
2 As a percentage of fund assets before temporary expense reimbursements and/or fee waivers.
3 As a percentage of average Account Value in the Separate Account. This charge is the current charge for the least expensive optional benefit.
4 As a percentage of the Total Guaranteed Withdrawal Amount, which is a value used to calculate your benefit. This charge is the current charge for the most expensive optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,736	Highest Annual Cost $6,358
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No optional benefits •No additional purchase payments, transfers, or withdrawals	•Investment of $100,000 •5% annual appreciation •Most expensive combination of optional benefits and Portfolio Company fees and expenses •No additional purchase payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract including loss of principal.	Principal Risks
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Withdrawal charges may apply for the first 8 years of the Contract.
Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
The benefits of tax deferral and living benefit protection also mean the
Contract is more beneficial to investors with a long time horizon.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies).
•Each investment option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available funds and the prospectus disclosure concerning the Fixed Account before making an investment decision.
Principal Risks
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account), and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about BLIC, including our financial strength ratings, is available by contacting us at (888) 243-
1968.
Principal Risks
Restrictions
Investments
•Currently, we allow unlimited transfers without charge among investment options during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 12 per year.
•We reserve the right to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to remove or substitute the Portfolio Companies available as investment options under the Contract.
Investment Options
Optional Benefits
•Certain optional benefits limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•Certain optional benefits could limit subsequent Purchase Payments.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
•We may stop offering an optional benefit at any time for new sales.
Purchase – Investment Allocation Restrictions for Certain Riders Living Benefits Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract

	Taxes	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Income Tax Status
Conflicts of Interest
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distributor
Exchanges
If you already own an insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Replacement of Contracts and Other Exchanges
Overview of the Contract
Purpose. The Contract is a variable annuity contract. It provides a means for investing on a tax-deferred basis in our Fixed Account and the Investment Portfolios, together “investment options.” The Contract is designed generally for an investor who intends to hold the contract for a long period of time and then use the Account Value (in the form of either withdrawals or Annuity Payments) for retirement savings or other long-term investment purposes. The Contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. Because of the withdrawal charge (which is in effect for many years) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To help you accumulate assets during the Accumulation Phase, you can invest your Purchase Payments and Account Value in (1) the Investment Portfolios available under the Contract, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the Fixed Account option, which offers a guaranteed interest rate during selected periods. A list of Investment Portfolios in which you can invest is provided in Appendix A.
The Income Phase occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract. All optional benefits, including death benefits, terminate without value at the start of the Income Phase. In addition, once the Income Phase begins you generally may no longer take withdrawals from the Contract. Depending on the Annuity Option you elect, any remaining guarantee may be paid to your Beneficiary (or Beneficiaries).
Contract Features. The following is a brief description of the contract’s primary features.
Accessing your Money. Before you Annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2.

Tax Treatment. You can transfer money among Investment Portfolios without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary (ies) if you die during the Accumulation Phase. For an additional charge, you may be able to select an optional death benefit, which may increase the amount of money payable to your designated beneficiaries upon your death.
Optional Benefits. We offer optional living and death benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Additional Services.
•Dollar Cost Averaging Program. This program allows you to systematically transfer a set amount each month between certain Investment Portfolios and the Fixed Account.
•Automatic Rebalancing Program. This program directs us to automatically rebalance your Contract to return to your original percentage investment allocations on a periodic basis.
•Systematic Withdrawal Program. This program allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, and after the first Contract Year, annually or semi-annually, provided that each payment must amount to at least $100 (unless we consent otherwise).
•Electronic Delivery. As an Owner you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Investment Portfolios or the Fixed Account to other available Investment Portfolios	Standard	No Charge	N/A	•Available only during the Accumulation phase •Transfers only available from the Fixed Account or the BlackRock Ultra-Short Term Bond Portfolio •Not available with the GLWB rider
Automatic Rebalancing Program	Allows us to automatically rebalance your Account Value to return to your original percentage allocations	Standard	No Charge	N/A	•Available only during the Accumulation phase •If you have selected the GLWB rider, with or without the GLWB Death Benefit rider, the Fixed Account is not available for automatic rebalancing
Systematic Withdrawal Program	Allows you to set up an automatic payment of up to 10% of your total Purchase Payments each year	Standard	No Charge	N/A	•Each payment must be at least $100 (unless we consent otherwise) •In the first Contract Year, only monthly or quarterly payments are allowed
Nursing Home or Hospital Confinement Rider	Allows you to withdraw Account Value without a withdrawal charge	Standard	No Charge	N/A
•Must own contract for at
least one year
•You or your joint owner
must be confined for at
least 90 days
•Confinement must be
prescribed by a physician
or be medically necessary
•Terminates on Annuity
Date
•Not available for owners
81 or older on the contract
issue date
•Not available in
Massachusetts or South
Dakota

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Terminal Illness Rider	Allows you to withdraw Account Value without a withdrawal charge	Standard	No Charge	N/A
•Must own contract for at
least one year to incur no
withdrawal charge
•Must be terminally ill and
not expected to live more
than 12 months; a
physician certifies to your
illness and life expectancy;
you were not diagnosed
with the terminal illness as
of the date we issued your
contract; and you have
been the Owner
continuously since the
contract was issued (or
have become the Owner as
the spousal Beneficiary
who continues the
contract)
•Terminates on Annuity
Date
•Not available for owners
81 or older on the contract
issue date
•Not available in
Massachusetts

Standard Death Benefit – Principal Protection	Pays a minimum death benefit at least equal to the greater of the Account Value or total Purchase Payments adjusted or any withdrawals	Standard	No Charge	N/A	•Withdrawals may proportionately reduce the benefit, and such reductions could be significant
Annual Step-Up Death Benefit	Pays a death benefit equal to the greater of your Account Value, your total Purchase Payments adjusted for any withdrawals, or your Step- Up Value	Optional	0.25% of average daily net asset value of each Investment Portfolio	0.25% of average daily net asset value of each Investment Portfolio	•Must be 79 or younger at the effective date of your contract •Withdrawals may proportionately reduce the benefit, and such reductions could be significant
Death Benefit – Earnings Preservation Benefit	Pays an additional death benefit that is intended to help pay part of the income taxes due at the time of death of the Owner or Joint Owner	Optional	0.25% of average daily net asset value of each Investment Portfolio	0.25% of average daily net asset value of each Investment Portfolio	•Must be 79 or younger at the effective date of your contract •Benefit may not be available for qualified plans •Not available in Washington

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Lifetime Withdrawal Benefit – FlexChoice Access Level	Provides lifetime minimum income regardless of investment performance	Optional	2.00% of the Benefit Base	1.35% of the Benefit Base
•Available to owners at
least age 50 and not older
than 85
•Offers a fixed GLWB
Withdrawal Rate and
GLWB Lifetime Guarantee
Rate throughout your
lifetime
•Benefit subject to
Investment Portfolio
allocation restrictions
•Certain withdrawals could
significantly reduce or
even terminate the benefit
•You may elect to cancel
the GLWB rider on the
Contract Anniversary
every 5 Contract Years for
the first 10 Contract Years
and annually thereafter

Guaranteed Lifetime Withdrawal Benefit – FlexChoice Access Expedite	Provides lifetime minimum income regardless of investment performance	Optional	2.00% of the Benefit Base	1.35% of the Benefit Base
•Available to owners at
least age 50 and not older
than 85
•Offers a higher GLWB
Withdrawal Rate while
your Account Value is
greater than zero and a
reduced GLWB Lifetime
Guarantee Rate if your
Account Value is reduced
to zero
•Benefit subject to
Investment Portfolio
allocation restrictions
•Certain withdrawals could
significantly reduce or
even terminate the benefit
•You may elect to cancel
the GLWB rider on the
Contract Anniversary
every 5 Contract Years for
the first 10 Contract Years
and annually thereafter

GLWB Death Benefit	Provides a death benefit equal to the greater of: GLWB Death Benefit Base or the Principal Protection death benefit	Optional	1.20% of the GLWB Death Benefit Base	0.65% of the GLWB Death Benefit Base
•Available to owners at
least age 50 and not older
than age 65
•The GLWB Death Benefit
may only be elected if you
have also elected the
GLWB rider, which has
Investment Portfolio
restrictions
•Certain withdrawals could
significantly reduce or
terminate the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Lifetime Withdrawal Guarantee (LWG)	Guarantees income for life, or at least the entire amount of Purchase Payments you make will be returned to you through a series of withdrawals regardless of investment performance	Optional	1.60% of the Total Guaranteed Withdrawal Amount for single life version 1.80% of the Total Guaranteed Withdrawal Amount for joint life version	1.40% of the Total Guaranteed Withdrawal Amount for single life version 1.55% of the Total Guaranteed Withdrawal Amount for joint life version
•Guarantees income for life,
subject to conditions,
provided your first
withdrawal is on or after
the date you reach
age 59 1∕2
•You may elect to cancel
the rider on the contract
anniversary every five
Contract Years for the first
15Contract Years and
annually thereafter
•Additional restrictions on
Purchase Payments may
apply
•Certain withdrawals could
significantly reduce or
even terminate the benefit

Buying the Contract
Purchasing the Contract
Applications should be submitted through your financial representative to our Annuity Service Center at: Brighthouse Life Insurance Company Brighthouse Life Insurance Company, P.O. Box 4365, Clinton, IA 52733-4365. We reserve the right to reject any application.
Purchase Payments
A Purchase Payment is the money you give us to invest in the contract. The initial Purchase Payment is due on the date the contract is issued. You may also be permitted to make subsequent Purchase Payments. Initial and subsequent Purchase Payments are subject to certain requirements.
The following requirements apply to initial and subsequent Purchase Payments. We reserve the right to reject any Purchase Payments and to limit future Purchase Payments. Certain riders may have restrictions on subsequent Purchase Payments.
Minimum Initial Premium Payment	$5,000
Minimum Subsequent Premium Payments	$500 unless you have elected an electronic funds transfer program approved by us, in which case the minimum subsequent Purchase Payment is $100 per month.
Maximum Total Premium Payments	$1,000,000 without our approval
Allocation of Purchase Payments
When you purchase a contract, we will allocate your Purchase Payment to the Fixed Account and/or any of the Investment Portfolios you have selected. You may not choose more than 18 Investment Portfolios (including the Fixed Account) at the time your initial Purchase Payment is allocated. Each allocation must be at least $500 and must be in whole numbers. We may restrict the investment options available to you if you select certain optional riders.
Crediting Purchase Payments to Your Account
Initial Purchase Payment. Once we receive your Purchase Payment and the necessary information (or a designee receives a payment and the necessary information in accordance with the designee’s administrative procedures), we will issue your contract and allocate your first Purchase Payment within 2 Business Days. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
Subsequent Purchase Payment. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day (generally 4:00 p.m. Eastern Time), or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open.
Making Withdrawals: Accessing the Money in Your Contract
Accumulation Phase
During the Accumulation Phase , you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments , a withdrawal charge is assessed against each Purchase Payment withdrawn. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year.
There are limitations on your ability to take withdrawals during the Accumulation Phase. These limitations are as follows:
Withdrawal Charges and Taxes	There may be Withdrawal Charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	A withdrawal may have a negative impact on certain benefits and guarantees that you may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
Income Phase
During the Income Phase, you will receive annuity payments under the Annuity Option you select; however, you generally may not take any other withdrawals, either complete or partial.
Requesting a Withdrawal
You can request to withdraw all or part of your Account Value by submitting a written request to our Annuity Service Center. We will treat your request for a contract transaction as received by us if we receive a request conforming to our administrative procedures before the close of regular trading on the New York Stock Exchange on that day. If we receive the request after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request will be treated as received on the next day when the New York Stock Exchange is open.
When you make a partial withdrawal, the withdrawal proceeds will be deducted pro rata from the Fixed Account, the Enhanced Dollar Cost Averaging account and the Investment Portfolio(s), as applicable. The withdrawal charge is deducted from the remaining Account Value , if sufficient, or from the amount withdrawn.
When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal:
•less any applicable withdrawal charge;
•less any premium or other tax;

•less any account fee; and
•less any applicable pro rata rider charge.
Complete and partial withdrawal payments will generally be mailed within seven days after we receive the request.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Account Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Withdrawal Charge (Note 1) (as a percentage of Purchase Payments)	8%
Transfer Fee (Note 2)	$25 $0 (First 12 per year)

Note 1. If an amount withdrawn is determined to include the withdrawal of prior Purchase Payments, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses — Withdrawal Charge” in the Prospectus.)
Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	8
1	8
2	7
3	6
4	5
5	4
6	3
7	2
8 and thereafter	0
Note 2. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. We currently are waiving the transfer fee, but reserve the right to charge the fee in the future.
The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including Investment Portfolio fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Expenses (Note 1)	$50
Base Contract Expenses (Note 2)	1.30%
(as a percentage of average Account Value)
Optional Benefit Expenses (Note 3)
Optional Death Benefit — Annual Step-Up (as a percentage of average Account Value)	0.25%
Additional Death Benefit — Earnings Preservation Benefit	0.25%
(as a percentage of average Account Value)
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charges

FlexChoice Access
(as a percentage of the Benefit Base (Note 4))
GLWB — maximum charge	2.00%
GLWB — current charge	1.35%
GLWB Death Benefit Rider Charges (Note 5)
(as a percentage of the GLWB Death Benefit Base (Note 6))
GLWB Death Benefit — maximum charge	1.20%
GLWB Death Benefit — current charge	0.65%
Lifetime Withdrawal Guarantee Rider Charges
(as a percentage of the Total Guaranteed Withdrawal Amount (Note 7))
Lifetime Withdrawal Guarantee
(Single Life Version) – maximum charge	1.60%
Lifetime Withdrawal Guarantee
(Single Life Version) – current charge	1.40%
Lifetime Withdrawal Guarantee
(Joint Life Version) – maximum charge	1.80%
Lifetime Withdrawal Guarantee
(Joint Life Version) – current charge	1.55%

Note 1. We call this fee the “Account Fee” in your Contract, as well as in other places in the prospectus. It is charged every Contract Year on your Contract Anniversary if the Account Value is less than $75,000. Different policies apply during the Income Phase of the contract. For instance, if your Account Value on the Annuity Date is at least $75,000, then we will not deduct the account fee. After the Annuity Date, the charge will be collected monthly out of the Annuity Payment, regardless of the size of your contract. See “Expenses” section of the prospectus, under the sub-heading “Account Fee”.
In the section entitled “Important Information You Should Consider About Your Contract” earlier in this prospectus, we are required to present this fee as part of the Base Contract.
Note 2. . We call these the “ Separate Account Charges” in your Contract, as well as in other places in the prospectus. This charge is deducted solely from Account Value in the Separate Account. See “Expenses” section of the prospectus, under the sub-heading “Base Contract Expenses” for more information.
Note 3. These charges are deducted solely from Account Value in the Separate Account. You may only elect one living benefit rider at a time. . See “Expenses” section of the prospectus, under the sub-heading “Optional Benefits” for more information.
Note 4. On the issue date, the Benefit Base is set at an amount equal to your initial Purchase Payment. The Benefit Base is adjusted for subsequent Purchase Payments and may be adjusted for withdrawals. See “Living Benefits – Guaranteed Lifetime Withdrawal Benefit” in the prospectus for a definition of the term Benefit Base. The GLWB rider charge may increase upon an Automatic Step-Up, but it will not exceed the maximum charge listed in the table. See “Expenses” section of the prospectus, under the sub-heading “Optional Benefits” for more information. FlexChoice Access is currently available for purchase in all states.
Note 5. The GLWB Death Benefit may only be elected if the GLWB rider is elected. The GLWB Death Benefit currently is available for purchase in all states.
Note 6. On the issue date, the GLWB Death Benefit Base is set at an amount equal to your initial Purchase Payment. The GLWB Death Benefit Base is adjusted for subsequent Purchase Payments and all withdrawals. See “Living Benefits – Guaranteed Lifetime Withdrawal Benefit – GLWB Death Benefit” in the Prospectus for a definition of the term GLWB Death Benefit Base. The GLWB rider charge may increase upon an Automatic Step-Up, but it will not exceed the maximum charge listed in the table. See “Expenses.” section of the prospectus under the sub-heading “Optional Benefits” for more information.
Note 7. The Total Guaranteed Withdrawal Amount is initially set at an amount equal to your initial Purchase Payment. The Total Guaranteed Withdrawal Amount may increase with additional Purchase Payments and may be adjusted for withdrawals. See “Living Benefits — Lifetime Withdrawal Guarantee” in the Prospectus for a definition of the term Total Guaranteed Withdrawal Amount. The Lifetime Withdrawal Guarantee rider charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. See “Living Benefits” section of the prospectus under the sub-heading “Lifetime Withdrawal Guarantee  — Automatic Annual Step-Up”.
The next table shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Investment Portfolios available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Investment Portfolio Expenses
	Minimum	Maximum
Total Annual Investment Portfolio Expenses
(expenses that are deducted from Investment Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	4.52%

Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Portfolio Company Expenses.
We have provided two sets of Examples. Both Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year.
The first Example assumes the most expensive Annual Portfolio Company Expenses and the most expensive optional benefits available for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Expenses and the most expensive optional benefits available for an additional charge (“minimum”).
The second Example assumes the most expensive Annual Portfolio Company Expenses and that you select no optional benefits for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Expenses and that you select no optional benefits for an additional charge (“minimum”).
Although your actual costs may be higher or lower, based on these assumptions, your costs would be the following:
(1) If you surrender your Contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$17,071	$32,655	$47,035	$78,445
minimum	$12,930	$21,101	$29,186	$49,458

If you do not surrender your Contract or if you annuitize at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,071	$26,355	$42,535	$78,445
minimum	$4,930	$14,801	$24,686	$49,458
(2) If you surrender your Contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$13,871	$23,759	$33,347	$56,460
minimum	$9,880	$12,119	$14,506	$21,674

If you do not surrender your Contract or if you annuitize at the end of the applicable time period:

Time Periods
	1 year	3 years	5 years	10 years
maximum	$5,871	$17,459	$28,847	$56,460
minimum	$1,880	$5,819	$10,006	$21,674
The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

APPENDIX A
Investment Portfolios Available Under the Contract
The following is a list of Investment Portfolios under the Contract. More information about the Investment Portfolios is available in the prospectuses for the Investment Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF228. You can also request this information at no cost by calling (888) 243-1932 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits you choose, you may not be able to invest in certain Investment Portfolios. See Appendix B: Investment Portfolios Available Under the Benefits Offered Under the Contract.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund — Series II Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund — Series II Invesco Advisers, Inc.	1.15%	17.86%	8.15%	4.07%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® — Series II Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 4# Capital Research and Management CompanySM	0.91%	22.29%	13.36%	9.30%
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 4# Capital Research and Management CompanySM	1.16%	15.79%	8.03%	5.51%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 4 Capital Research and Management CompanySM	0.78%	25.82%	13.08%	10.63%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America — Class 4# Capital Research and Management CompanySM	0.73%	4.72%	1.62%	1.83%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund — Class III# BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited	1.02%	12.49%	7.39%	4.63%
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.90%	11.64%	3.99%	3.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to maximize total return.	AB International Bond Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.88%	8.91%	—	—
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	16.49%	8.48%	6.67%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	20.27%	10.43%	8.01%
Seeks to achieve growth of capital.	American Funds® Growth Portfolio — Class C Brighthouse Investment Advisers, LLC; Capital Research and Management CompanySM	0.92%	37.99%	18.29%	13.99%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.94%	12.91%	6.76%	5.49%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	13.32%	4.89%	3.97%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.90%	13.07%	5.66%	4.53%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.99%	20.81%	11.55%	7.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.97%	9.24%	5.01%	4.78%
Seeks capital appreciation.	Brighthouse/abrdn Emerging Markets Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: abrdn Investments Limited	1.21%	6.47%	2.88%	1.30%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks a high level of current income.	Brighthouse/Eaton Vance Floating Rate Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management	0.95%	10.79%	4.27%	3.41%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	5.59%	1.51%	1.29%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.90%	12.73%	6.15%	4.38%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.98%	18.95%	7.24%	3.19%
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.94%	6.44%	5.36%	4.21%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	12.21%	13.33%	8.86%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	34.58%	12.20%	8.41%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	11.90%	8.64%	7.39%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.98%	10.51%	5.56%	4.66%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.04%	22.20%	9.41%	7.19%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	51.73%	16.12%	10.53%
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Management, LLC	0.66%	13.82%	5.03%	4.44%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.90%	12.82%	8.54%	4.17%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.92%	40.86%	10.81%	8.50%
Seeks total return.	PanAgora Global Diversified Risk Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	0.98%	4.71%	2.47%	—
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	3.59%	3.05%	2.08%
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.	0.95%	15.02%	4.88%	4.02%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide total return, primarily through capital appreciation.	SSGA Emerging Markets Enhanced Index Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.98%	12.50%	—	—
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.77%	13.97%	7.51%	5.49%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	15.75%	9.20%	6.43%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	9.64%	11.26%	8.66%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	9.94%	14.38%	8.30%
Seeks a high level of current income, consistent with preservation of principal.	Western Asset Management Government Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.72%	4.39%	0.21%	1.26%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	1.00%	18.36%	6.88%	4.46%
Seeks a competitive total return primarily from investing in fixed- income securities.	BlackRock Bond Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.64%	5.59%	1.28%	1.95%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.82%	49.23%	15.86%	12.60%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	4.80%	1.50%	0.98%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.89%	7.83%	3.62%	3.05%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.89%	10.52%	5.60%	4.34%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.59%	7.72%	5.67%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.94%	17.30%	9.75%	6.91%
Seeks long-term capital appreciation.	Brighthouse/Dimensional International Small Company Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP	1.05%	13.52%	7.32%	4.42%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.86%	7.38%	12.84%	10.08%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.58%	4.90%	0.57%	1.27%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.61%	15.76%	12.00%	8.68%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.69%	17.58%	7.67%	3.75%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class G Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.62%	16.47%	9.57%	6.84%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	25.63%	15.10%	11.47%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.81%	9.22%	2.54%	2.76%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.75%	4.59%	0.70%	0.98%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.81%	33.12%	16.36%	11.33%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.82%	14.80%	12.17%	7.85%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund — Class 2# Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund — Class 2 Franklin Mutual Advisers, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term total return.	Franklin Small Cap Value VIP Fund — Class 2# Franklin Mutual Advisers, LLC	0.91%	12.75%	11.06%	7.04%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund — Class 2# Franklin Advisers, Inc.	0.75%	2.88%	-2.13%	-0.66%
Seeks long-term growth of capital.	Janus Henderson Global Sustainable Equity Portfolio — Service Shares# Janus Henderson Investors US LLC	1.12%	23.24%	—	—
Seeks long-term capital appreciation.	ClearBridge Variable Appreciation Portfolio — Class II Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.97%	19.39%	13.79%	—
Seeks dividend income, growth of dividend income and long-term capital appreciation.	ClearBridge Variable Dividend Strategy Portfolio — Class II Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	1.00%	14.01%	13.35%	10.17%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class II Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	1.05%	8.12%	9.29%	7.62%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio — Class II Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.08%	9.96%	3.17%	2.63%
Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Pioneer Mid Cap Value VCT Portfolio — Class II Amundi Asset Management US, Inc.	1.05%	11.91%	12.46%	7.38%
#
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Investment Portfolios' prospectuses for additional information regarding these arrangements.
*
This Investment Portfolio is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Contract.”
‡
This Investment Portfolio is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Investment Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

APPENDIX B
Investment Portfolios Available Under the Benefits Offered Under the Contract
If you have elected an optional benefit under the contract, your contract may be subject to investment allocation restrictions, as reflected in the following table. See “Investment Allocation Restrictions for Certain Riders” for more details. If your optional benefit is not included in the table below, your contract is not currently subject to any investment allocation restrictions.
Optional Benefit
FlexChoice Access GLWB
GLWB Death Benefit
You may not allocate Purchase Payments to the Standard Dollar Cost Averaging Program if you elect any of these optional benefits.
Investment Allocation and Other Purchase Payment Restrictions for the GLWB
FlexChoice Access GLWB (available for purchase on and after March 5, 2018) and GLWB Death Benefit. If you elect the FlexChoice Access GLWB with or without the GLWB Death Benefit, you must allocate your investments according to either Option A or Option B below.
Option A. You must allocate 100% of your Purchase Payments or Account Value among:

AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Allocation V.I. Fund
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Balanced Plus Portfolio
Franklin Income VIP Fund
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
OR
Option B. You must allocate up to 70% of Purchase Payments or Account Value to Platform 1 portfolios; and at least 30% of Purchase Payments or Account Value to Platform 2 portfolios. We will automatically rebalance your allocations quarterly. The investment options in each Platform are:
Platform 1	Platform 2
A maximum of 70% of Purchase Payments or Account Value	A minimum of 30% of Purchase Payments or Account Value
AB Global Dynamic Allocation Portfolio	AB International Bond Portfolio
American Funds Global Growth Fund	American Funds The Bond Fund of America
American Funds Global Small Capitalization Fund	BlackRock Bond Income Portfolio
American Funds Growth-Income Fund	BlackRock High Yield Portfolio
American Funds® Balanced Allocation Portfolio	BlackRock Ultra-Short Term Bond Portfolio
American Funds® Growth Allocation Portfolio	Brighthouse/Eaton Vance Floating Rate Portfolio
American Funds® Growth Portfolio	Brighthouse/Franklin Low Duration Total Return Portfolio
American Funds® Moderate Allocation Portfolio	MetLife Aggregate Bond Index Portfolio

Platform 1	Platform 2
A maximum of 70% of Purchase Payments or Account Value	A minimum of 30% of Purchase Payments or Account Value
Baillie Gifford International Stock Portfolio	PIMCO Inflation Protected Bond Portfolio
BlackRock Capital Appreciation Portfolio	Templeton Global Bond VIP Fund
BlackRock Global Allocation V.I. Fund	Western Asset Management Government Income Portfolio
BlackRock Global Tactical Strategies Portfolio	Western Asset Management Strategic Bond Opportunities Portfolio
Brighthouse Asset Allocation 100 Portfolio	Western Asset Management U.S. Government Portfolio
Brighthouse Asset Allocation 20 Portfolio	Western Asset Variable Global High Yield Bond Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
Brighthouse/Dimensional International Small Company Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
CBRE Global Real Estate Portfolio
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Contrafund® Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Small Cap Value VIP Fund
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Comstock Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Invesco V.I. Equity and Income Fund
Invesco V.I. EQV International Equity Fund
Invesco V.I. Main Street Small Cap Fund®
Janus Henderson Global Sustainable Equity Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Russell 2000® Index Portfolio
MetLife Stock Index Portfolio
MFS® Research International Portfolio
Mid Cap Portfolio

Platform 1	Platform 2
A maximum of 70% of Purchase Payments or Account Value	A minimum of 30% of Purchase Payments or Account Value
Morgan Stanley Discovery Portfolio
PanAgora Global Diversified Risk Portfolio
Pioneer Mid Cap Value VCT Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Emerging Markets Enhanced Index Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
T. Rowe Price Large Cap Value Portfolio
Victory Sycamore Mid Cap Value Portfolio

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The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF228.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000168465